POWER OF ATTORNEY
                               MFS Series Trust IX

     The undersigned, Trustees and officers of MFS Series Trust IX (the "Registrant"), hereby severally constitute and appoint Jeffrey L. Shames, Stephen E. Cavan, John W. Ballen, Kevin R. Parke, James O. Yost and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of January, 2002.


JEFFREY L. SHAMES                         Chairman of the Board; Trustee;
--------------------------------------    and Principal Executive Officer
Jeffrey L. Shames


JAMES O. YOST                             Principal Financial and Accounting
--------------------------------------    Officer
James O. Yost


JOHN W. BALLEN                            Trustee
--------------------------------------
John W. Ballen


LAWRENCE H. COHN                          Trustee
--------------------------------------
Lawrence H. Cohn

SIR J. DAVID GIBBONS                      Trustee
--------------------------------------
Sir J. David Gibbons


WILLIAM R. GUTOW                          Trustee
--------------------------------------
William R. Gutow


J. ATWOOD IVES                            Trustee
--------------------------------------
J. Atwood Ives


ABBY M. O'NEILL                           Trustee
--------------------------------------
Abby M. O'Neill


KEVIN R. PARKE                            Trustee
--------------------------------------
Kevin R. Parke


LAWRENCE T. PERERA                        Trustee
--------------------------------------
Lawrence T. Perera


WILLIAM J. POORVU                         Trustee
--------------------------------------
William J. Poorvu


J. DALE SHERRATT                          Trustee
--------------------------------------
J. Dale Sherratt


ELAINE R. SMITH                           Trustee
--------------------------------------
Elaine R. Smith


WARD SMITH                                Trustee
--------------------------------------
Ward Smith